VistaGen® Therapeutics

Looking beyond the standard of care for anxiety, depression and other CNS disorders

www.VistaGen.com

Nasdaq : VTGN

Corporate Presentation



www.vistagen.com

Forward-looking Statements

VistaGen® Therapeutics

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements concern our product candidates, development efforts, collaborations, intellectual property, financial condition, plans and development programs. These statements involve risks, uncertainties and assumptions, and are based on the current estimates and assumptions of the management of VistaGen Therapeutics, (Company) as of the date of this presentation and are subject to uncertainty and changes. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, among others, those set forth in our Annual Report on Form 10-K for the year ended March 31, 2020, filed with the Securities and Exchange Commission (SEC) on June 29, 2020, as well as any updates to those risk factors filed with the SEC from time to time in our current and periodic reports on Forms 8-K and 10-Q, respectively. All statements contained in this presentation are made only as of the date of this presentation, and the Company undertakes no duty to update this information unless required by law.

www.vistagen.com

Mental Health Crisis

VistaGen® Therapeutics

Forbes

"The Pandemic Has Caused An Increase In Anxiety, Stress, Depression And Suicides"



SPECIAL TIME EDITION
THE AGE OF ANXIETY
Beyond Stress • Lessons and Treatments • You Are Not Alone

CNN Health

"The coronavirus pandemic is causing a mental health crisis, the UN warns"

"In a Pandemic-Stressed America, Protests Add to Mental Strain"

U.S.News & WORLD REPORT



TIME
2020
GENERATION PANDEMIC

REUTERS®

"COVID-19 pandemic causes mental health crisis in Americas, says WHO official"

www.vistagen.com

Social Media is Damaging Mental Health

VistaGen® Therapeutics

"How 'Keeping Up With The Joneses' On Social Media is Damaging Everyone's Mental Health"

Forbes



Flickr
YAHOO!
Messenger
Viber
Google+
Twitter
Snapchat
Facebook
Instagram

"Lots of Time on Social Media Linked to Anxiety, Depression in Teens"

U.S.News & WORLD REPORT

"Why Instagram is the Worst Social Media for Mental Health"

TIME

"A Rise in Depression Among Teens and Young Adults Could be Linked to Social Media Use"

npr

"How Removing 'Likes' from Instagram Could Affect Our Mental Health"

PBS

www.vistagen.com

VistaGen Therapeutics

"Benzo" Epidemic

"Benzodiazepines: Primary Care's New Drug Problem"

PsychiatryAdvisor

"It's not just opioids: What doctors want you to know about benzos"

CNN health



Imovane 7,5 mg
Tranxène
Myolastan 50 mg
Temesta 2,5 mg
Lysanxia
Valium Roche
Rivotril 2mg
XANAX
10mg

"Anti-anxiety medication prescriptions up 34 percent since coronavirus"

TIME

"Use of Opioids, Benzodiazepines at Same Time is Skyrocketing."

FORTUNE

U.S. FOOD & DRUG ADMINISTRATION

VistaGen Therapeutics

Boxed Warning Update on Benzodiazepines

"Benzodiazepines can be an important treatment option for treating disorders for which these drugs are indicated. However, even when taken at recommended dosages, their use can lead to misuse, abuse, and addiction."

FDA Drug Safety Communication
September 23, 2020

"We are taking measures and requiring new labeling information to help health care professionals and patients better understand that while benzodiazepines have many treatment benefits, they also carry with them an increased risk of abuse, misuse, addiction and dependence."

FDA Commissioner Stephen M. Hahn, M.D.[1]
September 23, 2020

1. FDA News Release, FDA Requiring Labeling Changes for Benzodiazepines, September 23, 2020

VistaGen is committed to developing and commercializing new generation medicines that go beyond the standard of care for anxiety, depression and other CNS disorders.

www.VistaGen.com



Looking beyond the standard of care for anxiety, depression and other CNS disorders

Our CNS Pipeline

VistaGen Therapeutics

Product Candidate	Indication	Preclinical	Phase 1	Phase 2	Phase 3
PH94B (neuroactive nasal spray)*	Social Anxiety Disorder†[1,2]				
	Generalized Anxiety Disorder[5]				
	Adjustment Disorder [4]				
	Postpartum Anxiety[5]				
	PTSD[5]				
	Panic Disorder[5]				
	Perioperative Anxiety[5]				
PH10 (neuroactive nasal spray)*	Major Depressive Disorder[3]				
	Postpartum Depression[5]				
	Treatment-resistant Depression[5]				
	Suicidal Ideation[5]				
AV-101* (oral) with oral probenecid	Major Depressive Disorder†[6]				
	LID associated with Parkinson's Therapy[6]				
	Neuropathic Pain†[6]				
	Epilepsy[6]				
	Suicidal Ideation[6]				

* The commencement of all potential studies noted above with dashed arrow bars is subject to U.S. FDA regulatory approval and the availability of sufficient funding.

† FDA Fast Track designation granted

1. Successful Phase 2 program completed; preparing for pivotal Phase 3 clinical development
2. EverInsight Therapeutics has exclusive rights to develop and commercialize in certain markets in Asia
3. Successful Phase 2A program completed; preparing for Phase 2B program
4. Preparing for open-label Phase 2A program
5. Assessing for potential Phase 2A program
6. Assessing for Phase 1B to support potential Phase 2A

Social Anxiety Disorder (SAD) in the U.S.

VistaGen® Therapeutics

More than Just Shyness


SOCIAL ANXIETY DISORDER:
More Than Just Shyness
Are you extremely afraid of being judged by others?
Are you very self-conscious in everyday social situations?
Do you avoid meeting new people?
If you have been feeling this way for at least six months and these feelings make it hard for you to do everyday tasks—such as talking to people at work or school—you may have a social anxiety disorder.
NIH

National Institutes of Health

One of the most prevalent mental health conditions in the U.S.

Affects as many as

20 million[1]

Americans

Anxiety and fear in everyday social and performance situations

- meeting new people
- making a work presentation
- giving a speech
- interviewing for a job
- eating/drinking in front of others

[1]Harvard Medical School, 2007. National Comorbidity Survey (NCS). (Update - 2017, August 21); Kessler, et al, US National Comorbidity Survey Replication, 2005
https://www.nimh.nih.gov/health/publications/social-anxiety-disorder-more-than-just-shyness/index.shtml

Current Standard of Care for SAD is Inadequate

VistaGen Therapeutics

FDA APPROVED

Not FDA-Approved
*** Prescribed Off-label ***

Antidepressants (2 SSRIs, 1 SNRI)

- Slow onset, chronic administration
- May worsen anxiety initially
- Significant potential side effects
  - Nausea and vomiting, weight gain, sleepiness, sexual problems
- Potential drug-drug interaction

Benzodiazepines, Beta Blockers

- Addiction risk
- Significant potential side effects
  - Nausea and vomiting, blurred vision, dizziness, sedation, confusion, and cognitive impairment

There is no FDA-approved, fast-acting, as-needed treatment for SAD

VistaGen®
Therapeutics

PH94B Neuroactive Nasal Spray for Treatment of Anxiety Disorders

www.VistaGen.com



Looking beyond the standard of care for anxiety, depression and other CNS disorders

PH94B

Acute Treatment of Anxiety for Adults with Social Anxiety Disorder

VistaGen® Therapeutics

- Odorless, synthetic neuroactive nasal spray
- Fast-acting (within 15 minutes)
- Non-systemic
- Exceptional safety in all clinical studies to date
- Highly statistically significant Phase 2 study (p=0.002)
- FDA consensus on Phase 3 studies to mirror Phase 2
- FDA Fast Track designation granted

Potential to be the first FDA-approved fast-acting acute treatment of anxiety for adults with Social Anxiety Disorder



www.vistagen.com

PH94B's Mechanism of Action
"Action from a Distance"

VistaGen® Therapeutics

- Microgram level intranasal dose (3.2 mcg) engages specific nasal chemosensory neurons (NCNs)
- NCNs activate olfactory bulb neurons (OBNs) on the base of the brain
- OBNs send neural connections specifically to neurons in the central limbic amygdala, the brain center where fear and anxiety are regulated
- Neurons in the limbic amygdala modulate inhibitory neurotransmitters, resulting in rapid anti-anxiety effects
- **Systemic uptake and distribution not required to produce rapid-onset anti-anxiety effects**


Olfactory bulb
Olfactory tract
Cribriform plate
Olfactory nerves
Nasal cavity

PH94B Phase 2 SAD Study
Public Speaking

VistaGen® Therapeutics


Screening
N=183
Visit 1
Placebo
Baseline Public Speaking and Social Interaction Challenge
N=98
Visit 2
Placebo
Public Speaking and Social Interaction
N=46
PH94B
Public Speaking and Social Interaction
N=45
Visit 3
Follow-up Safety
Visit 4

Liebowitz, MR, Salman, E, Nicolini, H, Rosenthal, N, Hanover, R, Monti, L (2014). Effect of an acute intranasal aerosol dose of PH94B on social and performance anxiety in women with social anxiety disorder. *Am. J. Psychiatry* 171:675-682

PH94B Phase 2 SAD Study – Public Speaking (n = 91)


Visit 3 (Treatment Phase)
Subjective Units of Distress Score (SUDS)
80
70
60
50
40
Placebo
PH94B
R
1
2
0
1
2
3
4
5 (min)
Anticipation Anxiety
Performance Anxiety
Dosing
15-min
Challenge Instructions
Challenge Starts
Patient is told that will have to give a 5-min speech without notes to an audience of 3 role-players and has 2 min to prepare

PH94B Rapidly Reduced Anxiety in Response to Public Speaking Challenge

Active Group:	Placebo Group:
Mean Difference = 26.7	Mean Difference = 14.0
Standard Deviation = 21.6	Standard Deviation = 16.3
Number of Subjects = 45	Number of subjects = 46

t = 3.16	p = 0.002	Cohen's d (Effect Size) .66

Liebowitz, MR, Salman, E, Nicolini, H, Rosenthal, N, Hanover, R, Monti. L (2014). Effect of an acute intranasal aerosol dose of PH94B on social and performance anxiety in women with social anxiety disorder. *Am. J. Psychiatry* 171:675-682.

VistaGen Therapeutics

PH94B North American Pivotal Phase 3 SAD Study Summary:
Acute Treatment of Anxiety for Adults with Social Anxiety Disorder

Principal Investigator: Dr. Michael Liebowitz, Columbia University, New York

- FDA consensus that design of pivotal Phase 3 public speaking clinical studies will mirror highly statistically significant (p=0.002) Phase 2 public speaking study
  - Single, laboratory-simulated, anxiety-provoking public speaking challenge
  - Single dose, 3.2 μg
  - Primary efficacy endpoint assessed using Subjective Units of Distress Scale (SUDS)
- 15 sites in North America
- Target enrollment (completed subjects), 182[1]

1. Planned PH94B Global Pivotal Phase 3 SAD Study will involve 240 completed subjects

PH94B North American Pivotal Phase 3 SAD Study:
Public Speaking

VistaGen Therapeutics


Screening
N=400
Visit 1
Open Label Safety
LSAS<70
LSAS≥70
Placebo
Baseline Public Speaking Challenge
N=300
Visit 2
Open Label Safety
SUDS<75
SUDS≥75
Placebo
Public Speaking
N=91
PH94B
Public Speaking
N=91
Visit 3
Follow-up and Open Label Safety
Visit 4

PH94B for Acute Treatment of SAD in the U.S.

VistaGen® Therapeutics

SUBSTANTIAL UNMET NEED

DIFFERENTIATED SAFETY vs. BENZOS


~$2.17B - $3.1B*
potential commercial opportunity for PH94B in U.S. SAD market

RAPID-ONSET MOA

STRONG INTENT TO PRESCRIBE

***Includes pediatric SAD indication, peak year sales; but excludes all other anxiety-related disorders**; market research and commercial assessment prepared by i3 Strategy, Winter 2019

EverInsight/CBC Group Collaboration

Development and Commercialization of PH94B in Key Asian Markets

VistaGen® Therapeutics

- Obligations:
  - EverInsight (funded by CBC Group) will be responsible for development and commercialization of PH94B in the Territory
- Territory:
  - Greater China
  - South Korea
  - Southeast Asia
- Financial terms:
  - $5 million upfront payment (received August 2020)
  - Potential milestone payments up to $172 million
  - Royalties on commercial sales



VistaGen® Therapeutics

Adjustment Disorder

- Emotional or behavioral reaction considered excessive or out of proportion to a stressful event or major life change that occurred within previous 3 months
- Significantly impairs functioning
- COVID-19 pandemic and civil unrest have created many anxiety-provoking stressors
- Current medicine, especially benzos, have major side effects and safety concerns


Sorry We're
CLOSED
due to
CORONAVIRUS


2020
CORONAVIRUS
FINANCIAL
PANIC



VistaGen® Therapeutics

PH94B Phase 2 Program for Adjustment Disorder

Principal Investigator: Dr. Michael Liebowitz, Columbia University, New York

Treatment of Adjustment Disorder with Anxiety

PART A

- Exploratory, open-label, single-site Phase 2A study in New York City
- Target enrollment, 25-30

POTENTIAL PART B

- Randomized, double-blind, placebo-controlled, multi-center U.S. Phase 2B study
- Potential target enrollment, 150

PART A exploratory Phase 2A open-label study protocol submitted to FDA under Coronavirus Treatment Acceleration Program (CTAP); protocol development discussions ongoing with FDA Division of Psychiatry Products

PH94B
Potential Beyond SAD

VistaGen® Therapeutics

Adjustment Disorder

Postpartum Anxiety

Post-Traumatic Stress Disorder



Preoperative & Pre-testing (MRI) Anxiety

Panic Disorder

Generalized Anxiety Disorder

www.vistagen.com

VistaGen® Therapeutics

Major Depressive Disorder (MDD) in the U.S.

Pre-Pandemic

17.3 million adults in the U.S. had at least one major depressive episode[1]



Globally, 264 million people of all ages suffer from depression[2]

During the Pandemic

"Depression Has Skyrocketed During the COVID-19 Pandemic, Study Says"



TIME

1. National Institute of Mental Health, https://www.nimh.nih.gov/health/statistics/major-depression.shtml; 2. World Health Organization, https://www.who.int/news-room/fact-sheets/detail/depression

VistaGen® Therapeutics

Current Standard of Care for MDD is Inadequate

Oral Antidepressants

- **Often do not work; slow to work**
  - Initial ADT effective in 1 of 3 patients[1]
  - May take 4 to 6 weeks or more for antidepressant effects
- **Significant potential side effects**
  - Anxiety, sexual dysfunction, insomnia, dizziness, nausea and vomiting, headache, sweating

Oral Atypical Antipsychotics

- **Often do not work**
  - Only ca. 20% of patients respond to augmentation
- **Significant potential side effects**
  - Weight gain, stomach pain, tiredness, dizziness, tardive dyskinesia, headache, nervousness, restlessness

1. Rush AJ, et al. Am J. Psychiatry. 2006, 163(11): 1905-1917 (STAR*D Study)

VistaGen® Therapeutics

PH10 Neuroactive Nasal Spray for Treatment of Depression Disorders

www.VistaGen.com



Looking beyond the standard of care for anxiety, depression and other CNS disorders

PH10

Stand-alone Treatment for Adults with Major Depressive Disorder

VistaGen®
Therapeutics

- Odorless synthetic neuroactive nasal spray
- Non-systemic
- Successful Phase 2A in MDD completed
- Potential rapid-onset antidepressant effects
- Exceptional safety in all studies to date
- Preparing for Phase 2B clinical development



Potential rapid-onset antidepressant without side effects and safety concerns of ketamine-based therapy

PH10's Mechanism of Action
"Action from a Distance"

VistaGen® Therapeutics

- Microgram level dose (6.4 mcg) engages specific nasal chemosensory neurons (NCNs)
- NCNs activate olfactory bulb neurons (OBNs) on the base of the brain
- OBNs send neural connections to neurons in the central limbic amygdala, the brain center where mood is regulated
- Neurons in the amygdala stimulate release of excitatory neurotransmitters resulting in rapid-onset antidepressant effects
- **Systemic uptake and distribution not required to produce rapid-onset antidepressant effects**


Olfactory bulb
Olfactory tract
Cribriform plate
Olfactory nerves
Nasal cavity

PH10 Published Phase 2A MDD Study (n = 30)


Hamilton Depression (HAM D) Score Reduction From Baseline
Reduction in HAMD from Baseline
-5.0
-7.5
-10.0
-12.5
-15.0
-17.5
Placebo
High Dose
Low Dose
(n = 30)
TxWk1
TxWk2
TxWk3
TxWk4
TxWk5
TxWk6
TxWk7
TxWk8

VistaGen® Therapeutics

Microgram doses of PH10 neuroactive nasal spray improved MDD symptoms with rapid-onset efficacy

PH10 Dose	HAM D Score	P (PH10 vs Placebo)	Cohen's D (Effect Size)
3.2 µg (Low Dose)	16.3	.101	0.74
6.4 µg (High Dose)	17.8	.022	0.95
Placebo	10.9		

Monti, L., Nicolini, H., Liebowitz, M., & Hanover, R. (2019). "A Placebo Controlled Trial of PH10: Test of a New Rapidly Acting Intranasally Administered Antidepressant." Br J Phar Med Res 4(6): 2157-2168.

PH10 U.S. Phase 2B Development Plan
Major Depressive Disorder

VistaGen® Therapeutics

Principal Investigator: Dr. Maurizio Fava, Harvard University

- Randomized, double-blind, placebo-controlled, multi-center monotherapy study
- MDD patients with zero or 1 prior failure on a standard antidepressant
- Twice a day administration of PH10 (3.2 μg or 6.4 μg) or placebo for 4 weeks
- Rapid-onset potential within less than one week, potentially hours to days
- Target enrollment, 150 (completed subjects)

Primary Endpoint: Change in HAM-D-17 from baseline compared to placebo

www.vistagen.com

PH10
Potential Beyond MDD

VistaGen Therapeutics

Suicidal Ideation

Postpartum Depression

PH10

Treatment-Resistant Depression



VistaGen® Therapeutics

AV-101 for Treatment of Depression and Neurological Disorders

www.VistaGen.com



Looking beyond the standard of care for anxiety, depression and other CNS disorders

AV-101 (4-Cl- KYN)

VistaGen®
Therapeutics

- Oral prodrug of 7-Cl-KYNA, a potent and selective NMDAR glycine site antagonist
- Exceptional safety in all studies to date
- Two positive preclinical studies show increased brain concentrations of 7-Cl-KYNA when administered in combination with FDA-approved probenecid
- Assessing multiple go forward opportunities
- FDA Fast Track designations in MDD and pain



AV-101's Mechanism of Action

4-Cl-KYN (prodrug) → 7-Cl-KYNA (active metabolite)


NMDA Receptor Pharmacology
K+
Extracellular side
Glutamate binding site
Glycine binding site
NR2B
(NR2A-D)
NR1
Cytoplasmic side
Na+
Ca2+
Classic channel-blocking antagonists:
Ketamine
Lanicemine
Phencyclidine
7-Cl-KYNA
(full antagonist)
L-4-chlorokynurenine
(4-Cl-KYN)
(oral delivery to CNS)
Activated
Astrocytes
7-chlorokynurenic acid
(7-Cl-KYNA)
(low adverse events expected)
AV-101
Oral Prodrug
(4-Cl-KYN)
AV-101
Active Metabolite
(7-Cl-KYNA)

AV-101 and Probenecid

Recent preclinical data demonstrate substantial increases in rodent brain concentrations of both AV-101 (4-Cl-KYN) and 7-Cl-KYNA

VistaGen® Therapeutics

Probenecid increases AV-101 (4-Cl-KYN) brain levels by ~ 7-fold


4-Cl-Kynurenine
Concentration (nM)
Time in min
Vehicle + vehicle
Vehicle + Probenecid 100 mg/kg
AV-101 100 mg/kg + Vehicle
AV-101 100 mg/kg + Probenecid 100 mg/kg

• Figure 1 → Levels of 4-Cl-KYN in PFC of adult male Sprague-Dawley rats following IP administration (T=0) of AV-101 and probenecid alone or in combination (100 mg/kg, each). Data are represented as mean ± SEM. N = 4-6/group.

Probenecid increases 7-Cl-KYNA brain levels by > 35-fold


7-Cl-Kynurenic Acid
Concentration (nM)
Time in min
Vehicle + vehicle
Vehicle + Probenecid 100 mg/kg
AV-101 100 mg/kg + Vehicle
AV-101 100 mg/kg + Probenecid 100 mg/kg

• Figure 2 → Levels of 7-Cl-KYNA in PFC of adult male Sprague-Dawley rats following IP administration (T=0) of AV-101 and probenecid alone or in combination (100 mg/kg, each). Data are represented as mean ± SEM. N = 4-6/group.

Dickens, D., (2019, December). Drug transporters at the blood-brain barrier as targets for personalised CNS therapeutics. Speaker at British Pharmacological Society, Pharmacology 2019, Edinburgh, UK,

AV-101/Probenecid for Multiple CNS Disorders

VistaGen Therapeutics

- Levodopa-Induced Dyskinesia associated with Parkinson's Therapy
- Major Depressive Disorder
- Neuropathic Pain
- Suicidal Ideation
- Epilepsy

AV-101



VistaGen® Therapeutics

Distinguished Clinical and Regulatory Advisors

HARVARD UNIVERSITY	**Maurizio Fava, M.D.** Professor of Psychiatry, Harvard Medical School; Director, Division of Clinical Research, Massachusetts General Hospital (MGH) Research Institute; Executive Director, MGH Clinical Trials Network and Institute	Baylor College of Medicine	**Sanjay Mathew, M.D.** Associate Professor of Psychiatry and Behavioral Sciences, Marjorie Bintliff Johnson and Raleigh White Johnson; Jr. Chair for Research in Psychiatry and Menninger Department of Psychiatry & Behavioral Sciences, Baylor College of Medicine
Columbia University Department of Psychiatry MRN	**Michael Liebowitz, M.D.** Professor of Clinical Psychiatry, Columbia University; Managing Director and Founder, The Medical Research Network, LLC; Director (retired), Anxiety Disorders Clinic at the New York State Psychiatric Institute	Yale University	**Gerard Sanacora, Ph.D., M.D.** Professor of Psychiatry, Yale School of Medicine; Director, Yale Depression Research Program; Scientific Director, Yale-New Haven Hospital Interventional Psychiatry Service
FDA	**Thomas Laughren, M.D.** Director (retired), U.S. Food and Drug Administration (FDA) Division of Psychiatry Products, Office of New Drugs, Center for Drug Evaluation and Research (CDER)	UC San Diego School of Medicine	**Mark Wallace, M.D.** Professor of Clinical Anesthesiology, Chair of the Division of Pain Medicine, Medical Director and Director at the University of California, San Diego

Experienced Team Leading Execution



Shawn K. Singh
Chief Executive Officer
- 25 years of experience with biopharmaceutical companies, a healthcare venture capital firm and a profitable CRO
- Artemis Neuroscience; SciClone Pharmaceuticals; Cato BioVentures; Cato Research; Morrison & Foerster



Ralph Snodgrass, Ph.D.
President, Chief Scientific Officer
- 23 years of experience in senior biotechnology management
- Progenitor; Lineberger Comprehensive Cancer Center





Jerrold D. Dotson, CPA
Chief Financial Officer, Secretary
- 20 years of experience in senior management finance and administration
- Calypte Biomedical; Discovery Foods; California & Hawaiian Sugar; Clorox

Mark A. Smith, M.D., Ph.D.
Chief Medical Officer
- 20 years of large Pharma CNS drug development experience
- Teva Pharmaceuticals; Shire Pharmaceuticals; AstraZeneca Pharmaceuticals; DuPont Pharmaceutical Company; U.S. National Institute of Mental Health



Mark A. McPartland
Vice President, Corporate Development
- 20 years of experience in corporate development, capital markets and management consulting
- Stellar Biotechnologies; MZ Group; Hayden Communications; Alliance Advisors

VistaGen Therapeutics

Multiple Shots on Goal

- PH94B for Anxiety Disorders
- PH10 for Depression Disorders
- AV-101 for Depression and Neurological Disorders

www.VistaGen.com



Looking beyond the standard of care for anxiety, depression and other CNS disorders

VistaGen®
Therapeutics

Nasdaq : VTGN

www.VistaGen.com



Looking beyond the standard of care for anxiety, depression and other CNS disorders